Exhibit 10.9                                                      Annex N

                              THE WINDSOR ART, INC.
                          VOTING TRUST AGREEMENT NO. 1

     THIS VOTING TRUST AGREEMENT (the "Agreement") is made and entered into this ____ day of July, 1998, by and among LLOYD R. ABRAMS and MAX MUNN as voting trustees (in such capacity, the "Voting Trustees"), INTERIORS, INC., a Delaware corporation, the "Shareholder," and BENTLEY INTERNATIONAL, INC., a Missouri corporation ("Bentley").

                              W I T N E S S E T H:

     WHEREAS, Shareholder entered into on July 7, 1998, a Stock Purchase Agreement (the "Stock Purchase Agreement") with Bentley to acquire all of the issued and outstanding shares (the "Shares") of common stock, par value $1.00 per share ("Common Stock") of WINDSOR ART, INC., a Missouri corporation ("Windsor"); and

     WHEREAS, pursuant to the terms of the Stock Purchase Agreement Shareholder has agreed that the Shares shall be registered in the names of the Voting Trustees and held pursuant to the terms and provisions of this Agreement until certain indebtedness of Shareholder and Windsor is paid in full; and

     WHEREAS, the Voting Trustees are willing to serve as Trustees with respect to the Shares of Common Stock of Windsor as herein provided.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Shares to be Held in Trust.

     (a) Establishment of Voting Trust. Shareholder and the Voting Trustees hereby establish and constitute this voting trust (the "Voting Trust") with respect to the Shares of Common Stock of Windsor to be sold and transferred pursuant to the Stock Purchase Agreement (such Shares of Common Stock of Windsor hereinafter are referred to collectively as the "Trust Shares"). The Voting Trust shall be administered on the terms set forth in this Agreement. The Voting Trust may be referred to as "The Windsor Art, Inc. Voting Trust No. 1" without reference to the date of this Agreement.

     (b) Actions to be Taken. At the Closing described in the Stock Purchase Agreement, the following actions shall be taken by each of the parties hereto:

          (i) Shareholder shall instruct Bentley and Windsor in writing that all certificates evidencing Shares of Common Stock of Windsor to be issued in connection with the Closing pursuant to the Stock Purchase Agreement shall be issued to and in the name of the Voting Trustees pursuant to this Agreement.

     Bentley shall cause such certificates to be so issued and delivered to the Voting Trustees. The Voting Trustees hereby are authorized to receive and to hold, in the name of the Voting Trustees, for the benefit of Shareholder (subject to the rights of Bentley as stated herein, in the Stock Purchase Agreement and in that certain Pledge Agreement (the "Pledge Agreement") of even date herewith between Shareholder and Bentley ), the Trust Shares.

          (ii) Immediately following the receipt of the Trust Shares, the Voting Trustees shall (a) issue to Interiors a voting trust certificate in the form of Exhibit A attached hereto (the "Voting Trust Certificate") evidencing the number of Trust Shares held by the Voting Trustees, (b) deliver possession of all certificates representing the Trust Shares to Riezman & Blitz, P.C., the "Agent," so designated in the Pledge Agreement and (c) execute in blank and deliver to the Agent the irrevocable stock power attached hereto as Exhibit B.

          (iii)  Immediately   following   the  receipt  of  the  Voting  Trust
     Certificate, Interiors shall (a) deliver possession of the Voting Trust Certificate to the Agent and (b) shall execute and deliver to the Agent the irrevocable stock power attached hereto as Exhibit B.

     (c) Voting Securities Subsequently Acquired. The parties hereto acknowledge that, if any additional voting securities of Windsor are issued with respect to or in exchange for the Trust Shares, whether by reason of a stock split, stock dividend, share exchange, merger, consolidation or similar transaction, certificates representing such additional voting securities shall be delivered to the Voting Trustees, who shall, in turn, deliver the same to the Agent along with executed irrevocable stock powers with respect to such additional voting securities in form and substance equivalent to Exhibit B, and such additional voting securities shall constitute "Trust Shares" hereunder. The Voting Trustees shall execute and deliver one or more Voting Trust Certificates to Shareholder to represent Shareholder's interest in such additional voting securities, which Shareholder, in turn, shall deliver forthwith to Agent along with executed irrevocable stock powers with respect to such additional Voting Trust Certificates in form and substance equivalent to Exhibit B. For purposes of this Agreement, 'voting securities" shall mean any equity securities of Windsor (or any corporate successor, including any entity which acquires the capital stock of Windsor or assets of Windsor in consideration for voting securities) which may be entitled by law to vote at any time with respect to any matter, whether or not such equity securities are accorded voting rights under the Articles of Incorporation of Windsor (or such successor).

     (d) Legend. All certificates representing the Trust Shares, and all warrants and options exercisable for equity securities which shall become Trust Shares as set forth herein, shall bear a legend substantially to the effect that "The shares of stock of the corporation [represented hereby/receivable upon exercise hereof] are subject to the terms of The Windsor Art, Inc. Voting Trust Agreement No. 1, as the same may be amended and/or restated from time to time, a copy of which is on file with the corporation."


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


     2. Voting Trust Shares.

     (a) Power to Vote Trust Shares. Subject to the provisions of this Agreement, the Voting Trustees shall have the power to vote the Trust Shares with respect to any matter, for or against, on which the Trustees shall agree.

     (b) Matters on Which Trust Shares May Be Voted. Subject to the provisions of this Agreement, the Voting Trustees, as such, shall have full power and discretion to vote the Trust Shares for the election of directors of Windsor and on any and all other matters with respect to which holders of the voting securities of Windsor are entitled to vote (including but not limited to amendments of Windsor's Articles of Incorporation, mergers, consolidations, share exchanges, dissolution of Windsor, acquisitions of business, issuances of securities or sales or other dispositions of all or substantially all of the assets or stock of Windsor or any subsidiary thereof), whether such matters are considered in a meeting of such holders or in a unanimous written consent to be executed by them.

     (c) Special Matters Regarding Voting of Trust Shares. The foregoing provisions of this Agreement notwithstanding, until there is a "Default" (hereinafter defined), the Voting Trustees shall vote all the Trust Shares in such manner as may be necessary (i) to provide that Windsor's Board of Directors shall consist of two members, one designated by Shareholder and the other designated by Bentley and (ii) to authorize and allow Windsor and Shareholder to effect (A) financing based on the assets of Windsor within the limits set forth in the Stock Purchase Agreement, (B) "Mezzanine Financing" as defined in and subject to the limits set forth in the Stock Purchase Agreement. Anything herein to the contrary notwithstanding, upon and after any Default (i) under either of the Promissory Notes between Shareholder and Bentley executed on even date herewith as part of the consideration for the Shares pursuant to the Stock
Purchase Agreement or (ii) under that certain Consulting Agreement between Windsor and Lloyd R. Abrams executed as of even date herewith, Lloyd R. Abrams
(or his successor Trustee hereunder) shall become the sole Trustee of this Voting Trust and any other Trustee of the Voting Trust shall cease to act in such capacity, and Lloyd R. Abrams (or his successor Trustee hereunder) shall have the sole right and power, in his absolute discretion, to vote the Trust Shares as described above in Section 2(a) and Section 2(b) on any and all matters with respect to which holders of the voting securities of Windsor are entitled to vote (including but not limited to amendments of Windsor's Articles of Incorporation and Bylaws). For purposes of this Agreement the term "Default" as used herein shall mean (a) any failure by Shareholder to make any payment of interest or principal with respect to either of the Promissory Notes when the same is due or within any grace period provided for in such Promissory Notes,
(b) any other Default as such term is defined in either of such Promissory Notes or (c) any failure by Windsor to make any payment of any amount under the Consulting Agreement when the same is due or within any grace period provided for in such Consulting Agreement.

     3. Voting Trustees.



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

     (a) Any individual acting as one of the Voting Trustees shall have the right to resign as a Voting Trustee hereunder during his lifetime at any time by notice delivered to the other Voting Trustee, Bentley and Shareholder, such resignation to be effective at such time as a successor Voting Trustee accepts this Agreement pursuant to Section 3(c).

     (b) Subject to the terms of Section 2(c) of this Agreement, in the event of the resignation, death or inability of one of the Voting Trustees to serve for any reason, the successor to such Voting Trustee shall be an individual appointed in accordance with the provisions of this Section 3(b). In the event the trusteeship originally occupied by Lloyd R. Abrams (the "Bentley Trusteeship") becomes vacant, Bentley within ten (10) days of its receipt of notice of such vacancy shall appoint another individual to as a Voting Trustee hereunder who shall occupy the Bentley Trusteeship and shall for purposes of this Agreement be deemed Lloyd R. Abrams' successor; and in the event the trusteeship originally occupied by Max Munn (the "Interiors Trusteeship") becomes vacant, Interiors within ten (10) days of its receipt of notice of such vacancy shall appoint another individual to as a Voting Trustee hereunder who shall occupy the Interiors Trusteeship and shall for purposes of this Agreement be deemed Max Munn's successor.

     (c) Any person appointed as a successor Voting Trustee hereunder shall become a Voting Trustee only upon written acceptance of this Agreement and the rights, powers, duties and obligations of the Voting Trustees hereunder, and the delivery of such acceptance to the acting Voting Trustee (if any), Bentley and Shareholder. Each successor Voting Trustee shall have the same rights, powers, duties and obligations as the Voting Trustee whom such successor succeeds.

     4.Cash Dividends; Shareholder Materials. During the term of this Agreement, the Voting Trust Certificate holder shall continue to remain entitled to receive any cash and in kind dividends declared and paid with respect to the Trust Shares (except in kind dividends of voting securities), and any informational materials distributed by Windsor to all holders of voting securities of the Windsor. The Voting Trustees shall be solely responsible for the delivery of such informational materials and cash and in kind dividends to the Voting Trust Certificate holder.

     5. Termination.

     (a) This Agreement and the Voting Trust created herein shall terminate upon the earlier to occur of the following: (i) the execution of an instrument by all parties to this Agreement terminating this Agreement; (ii) at such time as the Promissory Notes have been paid in full and all obligations under the Consulting Agreement have either been paid in full or satisfied; or (iii) at such time as the Voting Trust Certificate has been acquired by Bentley pursuant to the Pledge Agreement.

     (b) Upon termination of this Agreement and the Voting Trust created herein upon the occurrence of an event recited in Section 5(a)(i) or Section 5(a)(ii) above, Shareholder shall surrender to the then acting Voting Trustees Shareholder's Voting Trust Certificate, duly


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

endorsed for transfer. The Voting Trustees shall as soon as practicable thereafter cause to be distributed to Shareholder, free from trust, one or more certificates representing the Trust Shares to which Shareholder (or Shareholder's assignee) is entitled, which certificates shall not contain the legend recited in Section 1(d) hereof.

     (c) Upon termination of this Agreement and the Voting Trust created herein upon the occurrence of the event recited in Section 5(a)(iii) above, Bentley shall surrender to the then acting Voting Trustees the Voting Trust Certificate, duly endorsed for transfer. The Voting Trustees shall as soon as practicable thereafter cause to be distributed to Bentley, free from trust, one or more certificates representing the Trust Shares to which Bentley (or Bentley's assignee) is entitled, which certificates shall not contain the legend recited in Section 1(d) hereof.

     6. Transfer and Distribution of Trust Shares. Except as expressly provided in this Agreement and in the Pledge Agreement, no party to this Agreement shall have the right or power to sell, pledge, give, assign or transfer in any other manner the Voting Trust Certificate or any of the Trust Shares or any interest in either. Each party hereto agrees that any transfer of the Voting Trust Certificate or Trust Shares shall be in accordance with all applicable federal and state securities laws.

     7. Compensation of Voting Trustees. The Voting Trustees shall receive no compensation for their services as Voting Trustees hereunder, but this provision shall not limit in any way the compensation or benefits which a Voting Trustee may receive in his or her capacity as an officer, director, consultant or attorney of any of the parties to this Agreement.

     8. Liability of Voting Trustees. Subject to the terms of this Agreement, it is the intention of the parties that the Voting Trustees have unfettered discretion to vote the Trust Shares as they deem appropriate. No Voting Trustee shall be liable to Shareholder or any other person for any loss arising out of or in connection with his or her voting of any of the Trust Shares or any other action or inaction as Voting Trustees hereunder, unless such loss was caused by a Voting Trustee's gross negligence or willful misconduct. The Voting Trustees may consult with counsel of their choice, and shall have full and complete authorization and protection for any action taken or suffered by the Voting Trustees under this Agreement in good faith and in accordance with the opinion of such counsel. No Voting Trustee acting hereunder shall be required to give a bond or other security for the faithful performance of its duties as such.

     9. Dissolution. In the event of the dissolution or total or partial liquidation of the Windsor, whether voluntary or involuntary, the Voting Trustees shall receive the moneys, securities, rights or property to which the Voting Trust Certificate holders deposited hereunder are entitled and shall distribute the same among the registered holders of Voting Trust Certificates in proportion to their respective interests therein, subject to the provisions of the Pledge Agreement. Upon such distribution, all further obligations or liability of the Voting Trustees in respect of such moneys, securities, rights or property so received shall cease.



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

     10. Non-Disqualification. Nothing herein contained shall disqualify a Voting Trustee from voting for it or any of its employees, officers, directors, shareholders or affiliates to serve or from having any such persons serve Windsor or any of its subsidiaries or affiliates as an officer or director or in any other capacity and from voting for any of its employees, officers, directors, shareholders or affiliates to receive and having any such persons receive compensation for such services.

     11. Notices. All notices and other communications under or in connection with this Agreement shall be in writing and shall be deemed given (i) if delivered personally, upon delivery, (ii) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being mailed, or (iii) if given by facsimile, upon confirmation of transmission by facsimile, in each case to the parties at the following addresses:

         In the case of the Voting Trustees, to:

             Lloyd R. Abrams               Max Munn
             9719 Conway Road              Interiors, Inc.
             St. Louis, Missouri  63124    320 Washington Street
                                           Mt.Vernon, NY 10553-1017
             Facsimile: (314) 569-1512     Facsimile: (914) 665-5469

         In the case of Shareholder to:

                  Interiors, Inc.
                  320 Washington Street
                  Mt. Vernon, NY 10553-1017
                  Attn: Max Munn
                  Facsimile: (914) 665-5469

         In the case of Bentley to:

                  Bentley International, Inc.
                  9719 Conway Road
                  St. Louis, Missouri 63124
                  Attn: Lloyd R. Abrams
                  Facsimile: (314) 569-1512




In the case of any notice to Max Munn or Shareholder a copy shall be sent also to:

                  Paul, Hastings, Janofsky & Walker LLP


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

                  Twenty-Third Floor
                  555 South Flower Street
                  Los Angeles, California 90071
                  Attention:  Arthur L. Zwickel, Esq.
                  Facsimile: (213) 627-0705

In the case of any notice to Lloyd R. Abrams or Bentley a copy shall be sent also to:

                  Richard B. Rothman
                  Riezman & Blitz, P.C.
                  7700 Bonhomme Ave.  7th Floor
                  St. Louis, MO 63105
                  Facsimile: (314) 727-6458

     12. Amendment. This Agreement may be amended or modified in whole or in part only by a document in writing signed by the Voting Trustees and each other party against whom such amendment or modification is to be enforced.

     13. Counterparts. This Voting Trust Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one instrument.

     14. Severability. If any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby.

     15. Headings. The headings in this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties hereto.

     16. Binding Effect. This Agreement shall be binding on, inure to the benefit of, and be enforceable by and against the Voting Trustees, the other parties hereto, and their respective heirs, personal representatives, distributees, successors and assigns.

     17. Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri. Each party hereto irrevocably submits to the jurisdiction of the courts of the State of Missouri and the United States District Court for the Eastern District of Missouri for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby and to the laying of venue in any such court. Each party hereto irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.



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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


___________________________________    ___________________________________
Lloyd R. Abrams, as a Voting Trustee   Max Munn, as a Voting Trustee


BENTLEY INTERNATIONAL, INC.            INTERIORS, INC.


By:________________________________    By:_________________________________
      Lloyd R. Abrams, President           Max Munn, President




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


                 Windsor Art, Inc. Voting Trust Agreement No. 1

THE SECURITIES REPRESENTED BY THIS VOTING TRUST CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY BE TRANSFERRED ONLY IF REGISTERED UNDER APPLICABLE SECURITIES LAW OR IF AN EXEMPTION THEREFROM IS AVAILABLE.

No. 1                                                                100 Shares

                                Windsor Art, Inc.
                             a Missouri corporation

                            Voting Trust Certificate

         This certifies that:

     (1) certificates representing One Hundred (100) shares of Common Stock of Windsor Art, Inc.., a Missouri corporation ("Company"), have been deposited with the undersigned, as Voting Trustees under the Windsor Art, Inc. Voting Trust Agreement No. 1 (the "Voting Trust Agreement"), dated as of July 30, 1998, among Lloyd R. Abrams and Max Munn, as Voting Trustees, and the other parties thereto, including the person named in the immediately succeeding paragraph; and

     (2) Interiors, Inc., a Delaware corporation or the registered assigns thereof, is entitled to all of the benefits arising from the deposit of such shares, subject to the terms and conditions set forth in the Voting Trust Agreement.

     Subject to the limitations set forth in the Voting Trust Agreement, and subject to limitations imposed by applicable law from time to time (if any), this certificate and the rights of the registered holder may be transferred on the records maintained by the Voting Trustees under the Voting Trust Agreement. In the event of such a transfer, the Voting Trustees shall cause appropriate evidence thereof to be endorsed hereon or shall, in the discretion of the Voting Trustees, cause another certificate (or additional certificates) to be issued in replacement for this certificate to reflect the transfer appropriately.

     IN WITNESS WHEREOF, the undersigned Voting Trustees have executed this certificate this _____ day of ________, _____.

___________________________             ____________________________
Lloyd R. Abrams, Voting Trustee           Max Munn, Voting Trustee


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

                 Windsor Art, Inc. Voting Trust Agreement No. 1

                     IRREVOCABLE STOCK POWER AND ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned do hereby sell, assign and transfer unto ____________________________ _______ shares of the of common stock, par value $1.00 per share ("Common Stock"), of WINDSOR ART, INC. (the "Company") represented by Stock Certificate No.________ and all of the undersigned's right, title and interests in and to that certain Voting Trust Certificate No.1 (issued pursuant to the terms and provisions of the Windsor Art, Inc. Voting Trust Agreement No. 1), both certificates being attached hereto, being all of the Common Stock of the Company owned by the undersigned, and do hereby irrevocably constitute and appoint _____________________ as attorney to transfer the said stock on the books of the Company and surrender the Voting Trust Certificate as provided in the said Voting Trust Agreement in connection therewith with full power of substitution in the premises. Dated: _________ ____, ____

____________________________                  ____________________________
Lloyd R. Abrams, Voting Trustee               Max Munn, Voting Trustee

Being the Voting Trustees under the Windsor Art, Inc. Voting Trust Agreement No.
1

In the Presence Of:

______________________________

Interiors, Inc.

By: __________________________
        Max Munn, President

In the Presence Of:

_____________________________


                                      -10-